Number                                                                  Shares


                     [STERIGENICS INTERNATIONAL, INC. LOGO]

                        STERIGENICS INTERNATIONAL, INC.




COMMON STOCK                                        See reverse side for
                                                    certain definitions and
                                                    a statement as to the
                                                    rights, preferences,
                                                    priviliges and restrictions
                                                    of shares

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT




IS THE OWNER OF


           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                         PAR VALUE $0.001 PER SHARE, OF

                        STERIGENICS INTERNATIONAL, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of the duly authorized officers.


Dated:


SECRETARY                                PRESIDENT AND CHIEF EXECUTIVE OFFICER



                                          COUNTERSIGNED AND REGISTERED
                                          U.S. STOCK TRANSFER CORPORATION
                                                  TRANSFER AGENT AND REGISTRAR

                                   By
                                                          Authorized Signature

                                   AMERICAN BANK NOTE COMPANY   JULY 23, 1997 sc
                                   3504 ATLANTIC AVENUE
                                   SUITE 12                      051696fc
                                   LONG BEACH, CA 90097
                                   (Tel)
                                   (Fax) (562) 426-7460   306-19x      REV. 1

                        STERIGENICS INTERNATIONAL, INC.

        A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

      TEN COM   -  as tenants in common                   UNIF GIFT MIN ACT -       Custodian
      TEN ENT   -  as tenants by the entirety                                      ---------------------------------------------
       JT TEN   -  as joint tenants with right of                                       (      )                    (Minor)
                   survivorship and not as tenants in                              Under Uniform Gifts to Minors
                   common                                                          Act
                                                                                      -------------------------------------------
                                                                                                    (       )

                                                             UNIF TRF MIN ACT  -              Custodian (under age)
                                                                                      -------------------------------------------
                                                                                        (     )
                                                                                      --------------     Under Uniform Transfers
                                                                                        (Minor)

                                                                                      to Minors Act.
                                                                                                    -----------------------------
                                                                                                              (       )


    Additional abbreviations may also be used though not in the above list.






FOR VALUE RECEIVED,                     hereby sell, assign and transfer unto
                   --------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

------------------------------------


-----------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-------------------------------------------------------------------------Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

----------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated
     ---------------------------



                                -----------------------------------------------
                   NOTICE: The signature(s) to this assignment must correspond with the name(s) as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.


Signature(s) Guaranteed:



By

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION, BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS OR CREDIT UNIONS WITH MEMBERSHIP IN
AN APPROVED SIGNATURES GUARANTEE MEDALLION PROCEEDING,
PURSUANT TO S.E.C. RULE 17Ad-15





AMERICAN BANK NOTE COMPANY      JULY 17, 1997 SE
3604 ATLANTIC AVENUE
SUITE 12                          051696bk
LONG BEACH, CA 90607              NEW
(   )
(FAX)   (     )